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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K/A-1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
December 29, 2006

GLOBAL GREEN SOLUTIONS INC.
formerly, High Grade Mining Corporation
(Exact name of registrant as specified in its charter)

NEVADA	000-51198	None
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

789 West Pender Street
Suite 1010
Vancouver, British Columbia
Canada V6C 1H2
(Address of principal executive offices and Zip Code)

(604) 408-0153
Toll Free (866) 408-0153
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02      UNREGISTERED SALE OF EQUITY SECURITIES.

     On December 29, 2006, we completed a private placement of securities pursuant to Reg. S of the Securities Act of 1933 (the "Act") wherein we sold 817,00 units, consisting of 817,000 restricted shares of common stock, and one-half share purchase warrant (408,500 warrants), at a price of $1.00 per Unit to four persons in exchange for $817,000. One whole Warrant will entitle the holder, on exercise, to purchase one additional common share of our common stock (a "Warrant Share") at a price of US$1.40 per Warrant Share at any time until the close of business on the day which is eighteen (18) months from the date of issue of the Warrant. The Warrants are non-transferable. The offer and sale of the Units was made outside the United States of America and the transaction was closed offshore. All of the purchasers were non-U.S. persons as defined in Reg. S of the Act. We have paid compensation in respect of the units issued as a result of the Reg. S placement of units outside the United States as follows:

•	750,000 units – 8% cash and 10% unit purchase warrants
•	units acquired through the exercise of unit purchase warrants have the same price and terms as units described above).
•	67,000 units – no commission

     On December 29, 2006, we completed a private placement of securities pursuant to Reg. 506 of the Securities Act of 1933 (the "Act") wherein we sold 245,000 units, consisting of 245,000 restricted shares of common stock, and one-half share purchase warrant (122,500 warrants), at a price of $1.00 per Unit to six persons in exchange for $245,000. One whole Warrant will entitle the holder, on exercise, to purchase one additional common share of our common stock (a "Warrant Share") at a price of US$1.40 per Warrant Share at any time until the close of business on the day which is eighteen (18) months from the date of issue of the Warrant. The Warrants are non-transferable. Each purchaser was given the same information that can be found in a Form SB-2 registration statement and each person represented he was an accredited investor. No compensation was paid to anyone in connection with the sale of the shares.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 22nd day of February, 2007.

GLOBAL GREEN SOLUTIONS INC.

BY:	ARNOLD HUGHES
Arnold Hughes
Principal Financial Officer